SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 27, 2008 (April 25, 2008)

RED LAKE EXPLORATION, INC.
(Exact name of registrant as specified in Charter)

Nevada	000-52055	20-2138504
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

195 Park Avenue
Thunder Bay
Ontario, Canada P7B 1B9
(Address of Principal Executive Offices)

807-345-5380
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[  ] Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 5.06	Change in Shell Company Status

On November 20, 2007 we acquired an option to purchase mining concessions in Chile from Minera Farellón Limitada (“Minera Farellón”) when Minera Farellón assigned to us its option to purchase the mining concessions known as the Farellón Alto Uno al Ocho covering 66 hectares (163 acres) located in Sierra Pan de Azucar, province of Huasco, Commune of Huasco, III Region of Atacama, Chile.  We refer to this property as “the Farellón property”.  The Farellón property is the first mineral property interest that we acquired in Chile.  Minera Farellón is a Chilean company controlled by Mr. Kevin Mitchell, a significant shareholder and the manager of our subsidiary, Minera Polymet Limitada, a Chilean limited liability company (“Polymet”), and Mr. Richard N. Jeffs, who is related to our chief executive officer, Caitlin Jeffs.

Under the assignment agreement, Minera Farellón agreed to assign the option to our subsidiary, Polymet, in exchange for the sum of $250,000 to be paid by April 30, 2008.

In order to exercise the option before it expired on May 4, 2008 and purchase the Farellón property, we were required to pay Compania Minera Romelio Alday Limitada, the property owner, a total of $900,000 as follows:

(i)            $300,000 by May 4, 2008 to acquire title to the property; and

(ii)           $600,000 as a royalty equal to 1.5% of the net that we receive from the processor, payable monthly and subject to a monthly minimum of $1,000 when we start exploiting the minerals we extract from the property, which we can pay in full at any time.

On April 25, 2008, we paid Minera Farellon $250,000 for the assignment of the option and paid the property owner $300,000 to exercise the option and acquire title to the property.

Information about our company follows.

1.	Description of Business

We incorporate by reference the discussion titled “Description of Business” from our Annual Report on Form 10-KSB for the fiscal year ended January 31, 2008 which was filed with the Securities and Exchange Commission on May 13, 2008.

2.	Risk Factors

We incorporate by reference the discussion titled “Factors Affecting our Business, Operating Results and Financial Condition” from our Annual Report on Form 10-KSB for the fiscal year ended January 31, 2008 which was filed with the Securities and Exchange Commission on May 13, 2008.

3.	Properties

We incorporate by reference the discussion titled “Description of Properties” from our Annual Report on Form 10-KSB for the fiscal year ended January 31, 2008 which was filed with the Securities and Exchange Commission on May 13, 2008.

4.	Security Ownership of Certain Beneficial Owners and Management

The following table shows the beneficial ownership, on June 23, 2008, of shares of our common stock held by all five-percent shareholders, executive officers and directors, based on 58,183,333 shares of common stock outstanding.

 We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission.  Under these rules, beneficial ownership generally includes voting or investment power over securities.  The number of shares shown as beneficially owned in the tables below are calculated pursuant to Rule 13d-3(d)(1) of the Securities Exchange Act of 1934.  Under Rule 13d-3(d)(1), shares not outstanding that are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but not deemed outstanding for the purpose of calculating the percentage owned by each other person listed.  Except as otherwise indicated, we believe that the beneficial owners listed below, based on the information furnished by these owners, have sole investment and voting power with respect to the securities indicated as beneficially owned by them, subject to applicable community property laws.

Name and Address of Beneficial Owner	Beneficial Ownership		% of Class

Directors and Executive Officers

Caitlin Jeffs, Chief Executive Officer
195 Park Avenue
Thunder Bay, Ontario, Canada P7B 1B9	2,520,000	Direct	4.3%

Michael Thompson, Director
195 Park Avenue
Thunder Bay, Ontario, Canada P7B 1B9	80,000(1)	Direct	*(1)

Kevin Mitchell, Operations Manager, Polymet
Baldomero Lillo 3260
Vallenar, Huasco
III Region, Chile	7,500,010	Direct	12.9%

John Da Costa, Chief Financial Officer
#610 – 1100 Melville Street
Vancouver, BC, Canada V6E4A6	2,525,000	Direct	4.3%

All officers and directors as a group (4 persons)	12,625,010		21.5%

5% Shareholders

Kevin Mitchell (see information above)

Laboa Holdings Inc.(2)
Suite 1-A, #5
Calle Eusebio A. Morales
El Cangrejo, Panama City, Panama	7,500,010	Direct	12.9%

Richard N. Jeffs
49 Pont Street
London, United Kingdom SW1X0BD	5,166,667(3)	Direct	8.5%

Money Layer Ltd.
27 Reid Street, 1st Floor
PO Box HM 3051
Hamilton HMNX Bermuda	3,520,000(4)	Direct	5.9%

*	Less than 1%
(1)	Includes 40,000 shares of common stock and 40,000 shares of common stock issuable upon the exercise of warrants.
(2)
This information is based on a Statement of Beneficial Ownership (Schedule 13D) filed by Laboa Holdings Inc. with the Securities and Exchange Commission on July 2, 2007.  We have not independently verified the information.

(3)
Includes 2,666,667 shares of common stock and 2,500,000 shares of common stock issuable upon the exercise of warrants.  Mr. Jeffs expressly disclaims any ownership of 2,520,000 shares of our common stock owned by his spouse, Susan Jeffs.  Those shares have not been included in the number of shares set forth in the table above.

(4)	Includes 1,760,000 shares of common stock and 1,760,000 shares of common stock issuable upon the exercise of warrants.

5.	Directors and Executive Officers

We incorporate by reference the discussion titled “Directors, Executive Officers, Promoters, Control Persons and Corporate Governance; Compliance with Section 16(a) of the Exchange Act” from our Annual Report on Form 10-KSB for the fiscal year ended January 31, 2008 which was filed with the Securities and Exchange Commission on May 13, 2008.  We also incorporate by reference the information included in the Current Report on Form 8-K which was filed with the Securities and Exchange Commission on May 16, 2008.

6.	Executive Compensation

We incorporate by reference the discussion titled “Executive Compensation” from our Annual Report on Form 10-KSB for the fiscal year ended January 31, 2008 which was filed with the Securities and Exchange Commission on May 13, 2008.  We also incorporate by reference the information included in the Current Report on Form 8-K which was filed with the Securities and Exchange Commission on May 16, 2008.

7.	Certain Relationships and Related Transactions and Director Independence

We incorporate by reference the discussion titled “Certain Relationships and Related Transactions and Director Independence” from our Annual Report on Form 10-KSB for the fiscal year ended January 31, 2008 which was filed with the Securities and Exchange Commission on May 13, 2008.  We also incorporate by reference the information included in the Current Report on Form 8-K which was filed with the Securities and Exchange Commission on May 16, 2008.

8.	Legal Proceedings

We are not currently a party to any legal proceedings.

9.	Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Our common stock has been quoted on the OTC Bulletin Board since January 16, 2007 under the symbol “RLKX”.  The table below gives the high and low bid information for each quarter of the prior fiscal year and for the first quarter of the current fiscal year.  The bid information for the fiscal year ended January 31, 2008 was obtained from Pink OTC Markets Inc. (fka Pink Sheets LLC).  The bid information for the quarter ended April 30, 2008 was obtained from the OTCBB.  The bid information reflects inter-dealer prices, without retail mark-up, mark-down or commission, and may not represent actual transactions.

Quarter Ended	2008
	High	Low
April 30, 2008	$0.38	$0.20

Quarter Ended	2007
	High	Low
January 31, 2008	$0.30	$0.15
October 31, 2007	$0.40	$0.20
July 31, 2007	$0.50	$0.05
April 30, 2007	$0.25	$0.05

Holders of Record

We have 16 holders of record of our common stock as of June 23, 2008.  This does not include an indeterminate number of shareholders whose shares are held by brokers in street name.

Dividends

We have not paid cash dividends since our inception and we do not contemplate paying dividends in the foreseeable future.  We intend to retain any future earnings to finance the growth and development of our business.  Any future determination to pay cash dividends will be at the discretion of our board of directors and will depend upon our financial condition, results of operation, capital requirements, contractual restrictions, general business conditions and other factors that our board of directors may deem relevant.

On June 15, 2007, we decided to forward split our issued and outstanding common stock and declared a stock dividend of 13 shares for every one share of common stock issued.  The forward split was effective on June 29, 2007.

Securities Authorized for Issuance under Equity Compensation Plans

We do not have securities authorized for issuance under equity compensation plans.

10.	Recent Sales of Unregistered Securities

We incorporate by reference the following discussions

(i)             the discussion titled “Recent Sales of Unregistered Securities” included in our Registration Statement on Form SB-2,  which was filed with the Securities and Exchange Commission on May 22, 2006 as file number 33-134363;

(ii)            the discussion titled “Unregistered Sales of Equity Securities and Use of Proceeds” included at Part II, Item 2 of our Quarterly Report on Form 10-QSB for the quarter ended July 31, 2007 which was filed with the Securities and Exchange Commission on September 14, 2007;

(iii)           the discussion titled “Unregistered Sales of Equity Securities and Use of Proceeds” included at Part II, Item 2 of our Quarterly Report on Form 10-QSB for the quarter ended October 31, 2007 which was filed with the Securities and Exchange Commission on December 14, 2007;

(iv)           the discussion titled “Market for Common Equity and Related Stockholder Matters” from our Annual Report on Form 10-KSB for the fiscal year ended January 31, 2008 which was filed with the Securities and Exchange Commission on May 13, 2008; and

(v)            the discussions titled “Unregistered Sales of Equity Securities and Use of Proceeds” included at Part II, Item 2, and “Equity Financing” included in Part I, Item 2 of our Quarterly Report on Form 10-Q for the quarter ended April 30, 2008 which was filed with the Securities and Exchange Commission on June 16, 2008.

11.	Description of Registrant’s Securities to be Registered

We incorporate by reference the discussion titled “Description of Securities” included in our Registration Statement on Form SB-2, which was filed with the Securities and Exchange Commission on May 22, 2006 as file number 33-134363;

12.	Indemnification of Directors and Officers

Section 78.7502 of the Nevada Revised Statutes permits a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he:

(a)            is not liable pursuant to Nevada Revised Statute 78.138, or

(b)           acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

In addition, Section 78.7502 permits a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys’ fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he:

(a)            is not liable pursuant to Nevada Revised Statute 78.138, or

(b)           acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation.

To the extent that a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to above, or in defense of any claim, issue or matter, the corporation is required to indemnify him against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection with the defense.

Section 78.752 of the Nevada Revised Statutes allows a corporation to purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise for any liability asserted against him and liability and expenses incurred by him in his capacity as a director, officer, employee or agent, or arising out of his status as such, whether or not the corporation has the authority to indemnify him against such liability and expenses.

Other financial arrangements made by the corporation pursuant to Section 78.752 may include the following:
      the creation of a trust fund
      the establishment of a program of self-insurance
      the securing of its obligation of indemnification by granting a security interest or other lien on any assets of the corporation the establishment of a letter of credit, guaranty or surety
No financial arrangement made pursuant to Section 78.752 may provide protection for a person adjudged by a court of competent jurisdiction, after exhaustion of all appeals, to be liable for intentional misconduct, fraud or a knowing violation of law, except with respect to the advancement of expenses or indemnification ordered by a court.

Any discretionary indemnification pursuant to NRS 78.7502, unless ordered by a court or advanced pursuant to an undertaking to repay the amount if it is determined by a court that the indemnified party is not entitled to be indemnified by the corporation, may be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made:

(a)            by the stockholders,

(b)            by the board of directors by majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding,

(c)            if a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding so orders, by independent legal counsel in a written opinion, or

(d)            if a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

Our articles of incorporation provide that we will indemnify our directors and officers against expenses and liabilities they incur to defend, settle or satisfy any civil or criminal action brought against them on account of their being or having been directors or officers, unless in any such action they are adjudged to have acted with gross negligence or willful misconduct.

Article Eleven of our bylaws currently provides that every person who was or is a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or a person of whom he is the legal representative is or was a director or officer of the corporation or is or was serving at the request of the corporation or for its benefit as a director or officer of another corporation, or as its representative in partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the General Corporation Law of the State of Nevada from time to time against all expenses, liability and loss (including attorneys’ fees, judgments, fines and amounts paid or to be paid in settlement) reasonably included or suffered by him in connection therewith.  The expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation.  Such right of indemnification is a contract right which may be enforced in any manner desired by the indemnitee.  Such right of indemnification is not exclusive of any other right which the indemnitees may have or acquire.

The board of directors may cause the corporation to purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the corporation would have the power to indemnify such person.

13.          Financial Information

We incorporate by reference the discussion titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included at Part I, Item 2 of our Quarterly Report on Form 10-Q for the quarter ended April 30, 2008 which was filed with the Securities and Exchange Commission on June 16, 2008 and the discussion titled “Comparison of the Years ended January 31, 2008 and 2007” from the discussion titled “Management’s Discussion and Analysis or Plan of Operation” from our Annual Report on Form 10-KSB for the fiscal year ended January 31, 2008 which was filed with the Securities and Exchange Commission on May 13, 2008.

14.          Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

We incorporate by reference the information included in Item 4.01 of the Current Report on Form 8-K which was filed with the Securities and Exchange Commission on April 28, 2008.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements

(i)	Consolidated balance sheets at April 30, 2008 (unaudited) and January 31, 2008 (1)

(ii)	Consolidated Statements of Operations for the three months ended April 30, 2008 and 2007 (unaudited) (1)

(iii)	Consolidated Statements of Stockholders’ (Deficit) Equity for the period from January 10, 2005 (inception) to April 30, 2008 (unaudited) (1)

(iv)	Consolidated Statements of Cash Flows for the three months ended April 30, 2008 and 2007 (unaudited) (1)

(v)	Notes to Consolidated Financial Statements (1)

(vi)	Report of Independent Registered Public Accounting Firm (2)

(vii)	Consolidated Balance Sheets (2)

(viii)	Consolidated Statements of Operations (2)

(ix)	Consolidated Statement of Stockholders’ (Deficit) Equity (2)

(x)	Consolidated Statements of Cash Flows (2)

(xi)	Notes to the Consolidated Financial Statements (2)

(1)	Incorporated by reference from Part I, Item 1 of our Quarterly Report on Form 10-Q for the quarter ended April 30, 2008 which was filed with the Securities and Exchange Commission on June 16, 2008.
(2)	Incorporated by reference from Item 7 of our Annual Report on Form 10-KSB for the fiscal year ended January 31, 2008 which was filed with the Securities and Exchange Commission on May 13, 2008.

(b)	Exhibits

No.	Name of Exhibit
3.1	Articles of Incorporation (1)
3.2	Bylaws (1)
10.1	Agreement to assign contract for the option to purchase mining holdings dated September 25, 2007 between Minera Farellón Limitada and Minera Polymet Limitada (2)
10.2	Contract for the option to purchase mining holdings dated May 2, 2007 between Compañia Minera Romelio Alday Limitada and Minera Farellón Limitada (2)
10.3	Amendment number 1 to Agreement to assign contract for the option to purchase mining holdings dated November 20, 2007 (3)

10.4	Santa Rosa option agreement to acquire mining concession dated February 1, 2008 between Minera Farellón Limitada and Minera Polymet Limitada (4)
10.5	Contract for the option to purchase mining holdings dated September 10, 2007 between Antolin Amadeo Crespo Garcia and Minera Farellón Limitada (4)
10.6	Camila option agreement to acquire mining concession dated February 1, 2008 between Minera Farellón Limitada and Minera Polymet Limitada (4)
10.7	Contract for the option to purchase mining holdings dated December 7, 2007 between Ingenieria De Proyectos, Desarrollo, Estudios y Servicios H.I.T. Limitada and Minera Farellón Limitada (4)
10.8	Contract of Sale of Mine Holdings from Compania Minera Romelio Alday Limitada to Minera Polymet Limitada (5)
10.9	Reg S Subscription Agreement dated April 21, 2008*
10.10	Form of Securities Purchase Agreement dated May 14, 2008 and Common Stock Purchase Warrant dated May 14, 2008 (5)
10.11	Share Purchase Warrant dated April 21, 2008*
16	Letter regarding change in certifying accountant (6)
21	List of significant subsidiaries of Red Lake Exploration, Inc. (4)
23.1	Consent of Mendoza Berger & Company, LLP*
23.2	Consent of Manning Elliott LLP, Chartered Accountants*

*	Filed herewith.
(1)	Incorporated by reference from the registrant’s Registration Statement on Form SB-2 filed with the Securities and Exchange Commission on May 22, 2006 as file number 333-134363.
(2)	Incorporated by reference from the registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 2, 2007.
(3)	Incorporated by reference from the registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 1, 2008.
(4)	Incorporated by reference from the registrant’s Annual Report on Form 10-KSB for the fiscal year ended January 31, 2008 filed with the Securities and Exchange Commission on May 13, 2008.
(5)	Incorporated by reference from the registrants Quarterly Report on Form 10-Q for the quarter ended April 30, 2008 filed with the Securities and Exchange Commission on June 16, 2008.
(6)	Incorporated by reference from the registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 28, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 27, 2008
RED LAKE EXPLORATION, INC.

By:	/s/ Caitlin Jeffs
Caitlin Jeffs
Chief Executive Officer and President